Securities, 424I - Securities, 424I: 1	Mar. 26, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 61,693,529.00
Aggregate Redeemed or Repurchased, FY	10,239,714.00
Aggregate Redeemed or Repurchased, Prior FY	80,064,814.00
Redemption Credits	(28,610,999.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00